SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                          C U R R E N T   R E P O R T

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               February 20, 1997
                -----------------------------------------------
                Date of Report (Date Of Earliest Event Reported)

                      GREAT WESTERN FINANCIAL CORPORATION
             ----------------------------------------------------
            (Exact Name Of Registrant As Specified In Its Charter)

                                   Delaware
                 ---------------------------------------------
                 (State Or Other Jurisdiction Of Incorporation)

                1-4075                           95-1913457
        -----------------------       --------------------------------
        (Commission File Number)      (IRS Employer Identification No.)

                              9200 Oakdale Avenue
                          Chatsworth, California 91311
             ---------------------------------------    ----------
             (Address Of Principal Executive Offices)   (Zip Code)

                                 (818) 775-3411
              ---------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
           ------------------------------------------------------------
           (Former Name Or Former Address, If Changed Since Last Report)



          ITEM 5.  OTHER EVENTS.

                    On February 20, 1997, the Board of Directors of Great Western Financial Corporation, a Delaware corporation ("Great Western"), adopted an amendment to the By-laws of Great Western. The text of the amendment is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety. A copy of the press release issued by Great Western in connection with the amendment is also attached hereto as Exhibit 99.2 and is incorporated by reference in its entirety.


          ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

               (c)  Exhibits

                    The following exhibits are filed with this Current Report on Form 8-K:

          Exhibit
          Number                   Description

            99.1 Text of amendment to the Great Western By-laws.

            99.2         Press Release of Great Western, dated
                         February 21, 1997.



                                  SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

          Dated:  February 20, 1997

                                   GREAT WESTERN FINANCIAL
                                   CORPORATION

                                   By: /s/ J. Lance Erikson
                                   Name:  J. Lance Erikson
                                   Title: Executive Vice President,
                                          Secretary and General
                                          Counsel



                                EXHIBIT INDEX

          Exhibit
          Number              Description

            99.1 Text of amendment to the Great Western By-laws.

            99.2         Press Release of Great Western, dated
                         February 21, 1997.